UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2018
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ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
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Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 31, 2018, the Board of Directors (the “Board”) of Altria Group, Inc. (“Altria”) elected Mark E. Newman to the Board effective February 1, 2018. Mr. Newman is not being named to any committee of the Board at this time.
The Board made an affirmative determination that Mr. Newman qualifies as an independent director under the New York Stock Exchange listing standards and Altria’s standards for director independence.
Mr. Newman will be compensated for his service on the Board pursuant to the existing compensation program for non-employee directors, which is described in Altria’s proxy statement for its 2017 Annual Meeting of Shareholders (filed with the Securities and Exchange Commission on April 6, 2017).
A copy of the press release issued by Altria announcing the appointment of Mr. Newman is attached as Exhibit 99.1 and is incorporated by reference in this Current Report on Form 8-K.

Item 8.01.	Other Events.
Filed as part of this Current Report on Form 8-K are the consolidated balance sheets of Altria and subsidiaries as of December 31, 2017 and 2016, and the related consolidated statements of earnings, comprehensive earnings, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2017 (the “Financial Statements”); report of management on internal control over financial reporting; the independent registered public accounting firm’s report on the Financial Statements and the effectiveness of internal control over financial reporting; and the statements regarding computation of ratios of earnings to fixed charges. The Financial Statements, report of management on internal control over financial reporting and the independent registered public accounting firm’s report on the Financial Statements and the effectiveness of internal control over financial reporting will also be filed as part of Altria’s Annual Report on Form 10-K for the year ended December 31, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

12	Statements regarding computation of ratios of earnings to fixed charges

23	Consent of independent registered public accounting firm

99.1	Altria Group, Inc. Press Release, dated February 1, 2018

99.2	Financial Statements

99.3	Report of management on internal control over financial reporting

99.4	Report of independent registered public accounting firm

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ WILLIAM F. GIFFORD, JR.
Name:	William F. Gifford, Jr.
Title:	Executive Vice President and Chief Financial Officer

DATE: February 1, 2018

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